Master Escrow Agreement


     This MASTER ESCROW AGREEMENT, dated as of March 25, 1998, is entered into by and among Northrop Grumman Corporation, a Delaware corporation (the "Company"), the persons named on Exhibit A hereto (each an "Employee," and collectively, the "Employees") and Chase Manhattan Bank and Trust Company, National
Association, as escrow agent.

                      W I T N E S S E T H:

     WHEREAS, the Company and each Employee have entered into an Ownership Retention Agreement dated as of March 25, 1998 (the "Ownership Retention Agreements") pursuant to which the Company has agreed to issue in the future certain shares of its common stock to the Employee if certain conditions are met and the Employee has agreed to place in escrow, for receipt in the future if certain other conditions are met (the "Conditions"), certain shares of the Company's Common Stock that Employee owns (the "Shares"); and

     WHEREAS, each Employee desires to deposit certificates evidencing the Shares with the Escrow Agent pending the occurrence of events that will determine whether the Conditions are met.

     NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Appointment of Escrow Agent; Acceptance. The Company and each Employee hereby appoints Chase Manhattan Bank and Trust Company, National Association (the "Escrow Agent") to act as escrow agent in accordance with the terms and provisions of this Master Escrow Agreement, and the Escrow Agent hereby accepts such appointment on the terms and provisions of this Master Escrow Agreement.

     2. Deposit of Certificates. The Company, on behalf of the Employees, has deposited with the Escrow Agent certificates representing the Shares.

     3. Receipt by Escrow Agent. Escrow Agent hereby acknowledges receipt of certificates representing the total number of Shares specified in Exhibit A hereto.

     4.   Release of the Shares.

          (a) The Escrow Agent will hold the certificates representing the Shares owned by an Employee in the Escrow Agent's possession until the first business day following the date upon which the Escrow Agent receives notice as provided in
Section 4(b) hereof.

          (b) The Company shall give notice to the Escrow Agent as follows:

               (i) If, prior to the Payment Date, an Employee neither voluntarily terminates nor is terminated for Cause as an employee of the Company, then on or before the tenth business day after the Payment Date, the Company shall instruct the Escrow Agent to release and distribute to the Employee the certificate representing the Shares owned by the Employee;


               (ii) If, prior to the Payment Date, an Employee dies, Retires, is terminated for a reason other than Cause, or first becomes Disabled, and has not previously voluntarily terminated his or her employment with the Company or been terminated for Cause, then on or before the twentieth business day after the date of such death, Retirement, termination or Disability, the Company shall instruct the Escrow Agent to release and distribute to the Employee (or his guardian or estate, as appropriate) the certificate representing the Shares owned by the Employee;

               (iii) If an Employee is employed by the Company at the time of the occurrence of a Change in Control that occurs prior to March 1, 2000, then on or before the tenth business day after such occurrence, the Company shall instruct the Escrow Agent to release and distribute to the Employee the certificate representing the Shares owned by the Employee; or

               (iv) If, prior to the Payment Date, an Employee voluntarily terminates, other than by Retirement, or is terminated for Cause, then the Employee shall forfeit to the Company all of his right, title and interest in and to the Shares and the Company is hereby empowered, in such event, to instruct the Escrow Agent to release and distribute to the Company the certificate representing the Shares owned by the Employee prior to such forfeiture.

          (c) Forthwith upon the receipt of the notice referred to in Sections 4(b)(i), (ii) or (iii), the Escrow Agent shall release and distribute to the Employee designated in such notice (or his guardian or estate, as appropriate), the certificates representing the Shares owned by such Employee or Employees; forthwith upon the receipt of the notice referred to in
Section 4(b)(iv), the Escrow Agent shall release and distribute to the Company the certificates representing the Shares owned by the Employee prior to such forfeiture; provided in either case that such action shall not then be enjoined, either preliminarily or permanently, by a court of competent jurisdiction; and provided further, that if so enjoined the Escrow Agent shall take such action at any time thereafter when such action shall no longer be enjoined. The Escrow Agent shall take all actions as are specified in this Section 4(c) as promptly as practicable following the receipt of any such notice.

          (d) An Employee may give notice to the Escrow Agent that such Employee desires to substitute a number of shares of the Company's common stock held by the Employee (the "Input Shares") for an equal number of shares held in escrow pursuant to this Master Escrow Agreement (the "Output Shares"). Such notice shall be accompanied by certificates representing the Input Shares and a declaration of the Employee with guaranteed signature that the Input Shares are held by the Employee free and clear of any and all pledges, liens, encumbrances or other rights whatsoever and are freely transferable by the Employee. Upon receipt of such notice, such certificates and such declaration, the Escrow Agent shall promptly give notice of such receipt to the Company, which notice shall include a copy of each such document. Thirty days after sending such notice to the Company, the Escrow Agent shall release and distribute to the Employee the certificates representing the Output Shares, unless prior to the thirtieth day the Escrow Agent shall have received from the Company notice that in the opinion of legal counsel to the Company the Input Shares are not held by the Employee free and clear of any and all pledges, liens, encumbrances or other rights whatsoever or are not freely transferable by the Employee. If the Escrow Agent timely receives the notice from the Company described in the preceding sentence, the Escrow Agent shall not release and distribute to the Employee certificates representing the Output Shares, and the dispute shall be handled pursuant to
Section 5 hereof.

     5. Settlement of Disputes. Any dispute which may arise under this Master Escrow Agreement with respect to the rights of any of the parties hereto in respect of the Shares or any part thereof or the duties of the Escrow Agent hereunder shall be settled either by mutual agreement of the parties concerned (evidenced by appropriate instructions in writing to the Escrow Agent, signed by the Company and each Employee who is a party to such dispute) or by a final order, decree or judgment of a court of competent jurisdiction (the time for appeal having expired and no appeal having been perfected), all costs and expenses of which shall be borne equally by the Company and such Employee or Employees. The Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

     6.   Concerning the Escrow Agent.

          (a) The Escrow Agent shall be entitled to compensation for its services hereunder at its usual and customary rates, payable in advance on an annual basis upon the establishment of the escrow with respect to all of the Shares, and the Escrow Agent shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder, including the fees and disbursements of its counsel. The payment of such fees, disbursements, expenses and advances to the Escrow Agent shall be borne by the Company.

          (b) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to the Company and each Employee specifying a date not less than ten business days following the date of such notice when such resignation shall take effect. Upon such notice, a successor escrow agent shall be selected by the Company, such successor escrow agent to become the Escrow Agent hereunder upon the resignation date specified in such notice. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Shares.

          (c) The Escrow Agent undertakes to perform only such duties as are specifically set forth herein and may conclusively rely and shall be protected in acting or refraining from acting on any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. The Escrow Agent shall have no responsibility for the contents of any writing contemplated herein and may rely without any liability upon the contents thereof. Notwithstanding anything to the contrary in this Master Escrow Agreement, where any action is specified to be taken by the Escrow Agent upon delivery by the Company or an Employee (or both the Company and one or more Employees) of a notice, certificate or instructions to the Escrow Agent, the Escrow Agent shall not be obligated to take any action until the appropriate party (or parties) has acted by delivering the certificate, notice or instructions to the Escrow Agent (none of which shall be binding upon the Escrow Agent unless in writing) as to the action to be taken hereunder indicating in writing that a copy of such certificate, notice or instructions has been delivered to the other party to this Master Escrow Agreement. It is acknowledged by the Company and each Employee that the Escrow Agent is bound only by the terms of this Master Escrow Agreement and the Escrow Agent may, but shall not be required to, use its discretion with respect to any matter that is the subject of this Master Escrow Agreement or with respect to instructions received under this Master Escrow Agreement.

          (d) The Escrow Agent shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted to be taken by it in good faith and in accordance with the advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistakes of fact or errors of judgment or for any acts or omissions of any kind unless caused by its own willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

          (e) The Company and each Employee hereby severally, but not jointly, agree to indemnify and hold harmless the Escrow Agent and its officers, employees and agents from and against any and all costs, damages, claims, liabilities, judgments and expenses (including reasonable attorney's fees) incurred by it in connection with or arising out of the performance of its obligations pursuant to this Master Escrow Agreement.

          (f) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under the Escrow Agent Agreement without further act.

     7.   Miscellaneous.

          (a) This Master Escrow Agreement shall be construed and the rights and duties of the parties determined in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws thereof.

          (b) This Master Escrow Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors.

          (c) This Master Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          (d) Section headings contained in this Master Escrow Agreement have been inserted for reference purposes only, and shall not be construed as part of this Master Escrow Agreement. Capitalized terms not otherwise defined herein shall have the meaning assigned such terms in the Ownership Retention Agreements. The term "employee of the Company" and its correlatives mean employee of the Company or any of its subsidiaries.

          (e) Any notice required or permitted to be given hereunder shall be in writing and shall be sufficient in all respects if delivered in person or mailed by registered, certified or express mail, postage prepaid, as follows:


If to Company:                Northrop Grumman Corporation
                              1840 Century Park East
                              Los Angeles, California 90067
                              Attention: Corporate Vice
                              President, Human Resources

If to Employees:              As stated in Exhibit A hereto


If to Escrow Agent:           Chase Manhattan Bank and Trust
                              Company, National Association
                              101 California Street, Suite 2725
                              San Francisco, California  94111
                              Attention: Corporate Trust Department


or at such other address as any party hereto shall have designated by notice in writing to the other parties hereto.

     IN WITNESS WHEREOF, the undersigned duly authorized representatives of the Company and the Escrow Agent have hereunto set their hands as of the date first above written.

NORTHROP GRUMMAN CORPORATION     CHASE MANHATTAN BANK AND TRUST
                                 COMPANY, NATIONAL ASSOCIATION



By: __________________________   By: _________________________
Name:_________________________   Name:________________________
Its: _________________________  Its:__________________________

EMPLOYEES

     All employees of the Company who execute and deliver the Ownership Retention Agreements automatically become parties to this Master Escrow Agreement as of the date first above written, by the express terms of the Ownership Retention Agreements.





                                             April 8, 1998




To:    Recipients of the Ownership Retention Plan

Subject:  Master Escrow Agreement Clarification

In order to help make your decision with respect to the Ownership Retention Agreement easier, Northrop Grumman agrees to the following undertakings with respect to the Master Escrow
Agreement between it and Chase Manhattan Bank and Trust
Company, N.A. (the "Escrow Agent").

First, Northrop Grumman agrees to bear the full costs of any indemnification of the Escrow Agent under Section 6(e) of the Master Escrow Agreement and will indemnify and hold you harmless from and against any such costs, damages, claims, liabilities, judgments and expenses (including reasonable attorney's fees) incurred by the Escrow Agent in connection with or arising out of the performance of its obligations pursuant to the Master Escrow Agreement.

Second, if there is a dispute between you and Northrop Grumman over whether your Shares of Northrop Grumman Common Stock held by the Escrow Agent are to be released to you or are to be forfeited, and such dispute is not settled by mutual agreement within ten (10) business days after it arises, then Northrop Grumman agrees that you may demand that such dispute be promptly submitted to arbitration in accordance with the then-current Model Employment Arbitration Procedures of the American Arbitration Association ("AAA") before a panel of three (3) arbitrators each of whom is then currently licensed to practice law in the state in which the arbitration is convened. The arbitration shall be held in the city in which you are or were last employed by Northrop Grumman in the nearest office of the AAA. You and Northrop Grumman shall each designate one arbitrator, and the two so selected shall select the third arbitrator, in accordance with AAA practice. The decision of two of the three arbitrators shall be the decision of the panel and shall be communicated to the Escrow Agent, which shall immediately release the Shares to the party designated by the arbitration panel.

Northrop Grumman agrees that if you elect arbitration in the preceding paragraph to settle a dispute under the Master Escrow Agreement, all expenses of such arbitration, including the fees and expenses of your legal counsel, shall be advanced and borne by Northrop Grumman; provided, however, that if the arbitration panel determines that you did not commence the arbitration in good faith and had no reasonable basis therefor, you shall repay all such advanced fees and expenses to Northrop Grumman and shall reimburse Northrop Grumman for its reasonable fees and expenses in connection therewith, all notwithstanding anything to the contrary stated in Sections 5 and 6(e) of the Master Escrow Agreement. If you elect arbitration as provided herein, Northrop Grumman agrees that the provisions stated in this letter are in lieu of and shall supersede anything to the contrary in Section 5 of the Master Escrow Agreement.

I hope that these agreements and undertakings by Northrop Grumman will make your decision easier with respect to the Ownership Retention Agreement or, if you have already signed and returned it, will provide you with a bit more comfort that Northrop Grumman will act fairly and in your interests.


                              Sincerely,
                              /s/
                              Marv Elkin